UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026 (February 17, 2026)

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A Amendment No. 2 amends the Current Report on Form 8-K and Form 8-K/A Amendment No. 1 filed with the Securities and Exchange Commission on February 19, 2026 and March 16, 2026, respectively (the “Original Form 8-Ks”). Following the submission of the Original Form 8-Ks, this amendment is being filed to include the financial statements of Keemo Fashion Group Limited and the pro forma financial information of Addentax Group Corp. required by Item 9.01 of Form 8-K, which are filed as Exhibits 99.1, 99.2 and 99.3. Other than as expressly set forth above, this Form 8-K/A Amendment No. 2 does not, and does not purport to, amend, update or restate the information in any other item of the Form 8-K and Form 8-K/A Amendment No. 1, or reflect any events that have occurred after the Form 8-K was originally filed.

This Report on Form 8-K, is hereby incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-282599 and 333-289481).

Item 1.01 Entry into a Material Definitive Agreement

On February 17, 2026, Addentax Group Corp. (the “Company”), through itself or its designated entity (the “Buyer”), entered into a stock purchase agreement (the “Agreement”) to acquire 34,200,000 shares of Common Shares, par value $0.001 per share (the “Shares”), in Keemo Fashion Group Limited’s (“Keemo Fashion”), a Nevada corporation, with the Guang Wen Global Group Limited (the “Seller”). The acquisition will close by May 1, 2026 upon which the Seller shall convey and deliver to the Buyer, and the Buyer shall purchase and accept from the Seller, the Shares. The aggregate purchase price for the acquisition was approximately $5.5 million and the purchase consideration shall be satisfied by utilizing a portion of an existing bond held by the Company. The bond issued pursuant to a note subscription arrangement dated August 24, 2023, with an original principal amount of US$17,500,000, bearing interest at a rate of 2.5% per annum, with a one-year tenor (renewable), and governed by the laws of the State of New York. In connection with the partial bond transfer, the Seller and the Company entered into a bond transfer agreement whereby the Company shall split and transfer a portion, approximately US$5.5 million, of an existing bond to the Seller (or its designated counterparty) as consideration for the acquisition. After the acquisition, the Company shall become an approximately 62.18% holder of the voting rights of the issued and outstanding shares of Keemo Fashion, on a fully-diluted basis, and became the controlling shareholder.

The foregoing description of the stock purchase agreement and bond transfer agreement are qualified in their entirety by reference to the full text of the of the stock purchase agreement and bond transfer agreement thereof, which is attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Item 2.01 Completion of Acquisition of Assets

On March 30, 2026, the Buyer, completed the acquisition of 34,200,000 Shares of Keemo Fashion, from the Seller, pursuant to the Agreement, which was previously disclosed in the Company’s Current Report on Form 8-K and Current Report on Form 8-K/A Amendment No. 1 filed on February 19, 2026 and March 16, 2026, respectively.

The aggregate purchase price for the acquisition was approximately $5.5 million, which was satisfied through the transfer of a portion of an existing bond held by the Company. In connection with the consummation of the acquisition, the Company transferred a portion of such bond at closing, in the principal amount of approximately $5.5 million, to the Seller (or its designated counterparty) as consideration for the Shares.

Following the completion of the acquisition, the Company holds approximately 62.18% of the voting rights of the issued and outstanding shares of Keemo Fashion, on a fully diluted basis, and Keemo Fashion has become a controlled subsidiary of the Company.

Keemo Fashion Overview

Keemo Fashion Group Limited is a Nevada-incorporated company headquartered in Shenzhen, People’s Republic of China. The company operates two core business segments: (i) an apparel and garment trading business focused on the wholesale distribution of men’s and women’s apparel to distributors primarily in China, sourcing directly from manufacturers without maintaining its own production facilities; and (ii) a digital publishing business conducted through its wholly owned subsidiary, GW Reader Sdn. Bhd. in Malaysia, which operates a mobile-based online fiction platform utilizing a pay-per-chapter microtransaction model for global readers.

ORGANIZATION AND BUSINESS BACKGROUND

Keemo Fashion Group Limited, a Nevada corporation, (herein referred as “Keemo Fashion”) was incorporated under the laws of the State of Nevada on April 22, 2022.

Keemo Fashion Group Limited is headquartered in Shenzhen, People Republic of China (herein referred as (“China”). Keemo Fashion primarily operates in men and women apparel and garment trading business, focusing on wholesaling to distributors mainly based in China, sourcing directly from manufacturers in China. Keemo Fashion does not maintain and operate any production and manufacturing of apparel facility or machine and equipment.

Keemo Fashion’s executive office is located at 69, Wanke Boyu, Xili Liuxin 1st Rd, Nanshan District, Shenzhen, Guangdong 518052, China.

On July 25, 2024, the Board of Directors approved a ten-for-one (10:1) forward stock split (the “Forward Split”) of Keemo Fashion’s common stock, par value $0.001 per share. Keemo Fashion filed a Certificate of Amendment and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the forward stock split with the Secretary of State of Nevada on August 2, 2024. The Forward Split became effective on August 8, 2024 and the common stock began trading on a split-adjusted basis on August 9, 2024. Concurrently with the effectiveness of the split, the issued and outstanding shares of common stock increased from 5,500,000 to 55,000,000, which is proportional to the ratio of the split. All share and per share amounts presented herein have been retroactively adjusted to reflect the impact of the Forward Split.

Acquisition of GW Reader Holding Limited and its subsidiaries

On May 26, 2025, Keemo Fashion entered into a Material Definitive Agreement, pursuant to a Share Purchase Agreement (the “Agreement”) with Guang Wen Global Group Limited (the “Seller”), a company incorporated in the British Virgin Islands. Under the terms of the Agreement, Keemo Fashion agreed to acquire 100% of the issued and outstanding shares of GW Reader Holding Limited (“GW Reader Holding”), a company incorporated on October 12, 2023 in the Cayman Islands and a wholly-owned subsidiary of the Seller. Through this acquisition, Keemo Fashion would also obtain ownership of all assets held by GW Reader Holding, including its two wholly-owned subsidiaries: Willing Read Culture Technology Co., Limited (“Willing Read”), incorporated on May 6, 2024 in Hong Kong, and GW Reader Sdn. Bhd. (“GW Reader”), incorporated on October 30, 2020 in Malaysia.

On September 2, 2025, Keemo Fashion completed the acquisition of GW Reader Holding. Upon closing, the Company became the sole direct shareholder of GW Reader Holding and, through this ownership structure, obtained 100% indirect ownership of Willing Read and GW Reader.

As of the issuance date of this financial report, the details of Keemo Fashion’s subsidiaries are as follows. All subsidiaries of the Group are wholly-owned by Keemo Fashion.

KEEMO FASHION

Name of Subsidiary	Date of Incorporation	Place of Incorporation	% of Ownership	Principal Activities
GW Reader Holding Limited (“GW Reader Holding”)	October 12, 2023	Cayman Islands	100%	Investment holding
Willing Read Culture Technology Co., Limited (“Willing Read”)	May 6, 2024	Hong Kong	100%	Investment holding
GW Reader Sdn. Bhd. (“GW Reader”)	October 30, 2020	Malaysia	100%	Digital publishing

During the financial period, following the acquisition of new subsidiaries, Keemo Fashion also ventured into the digital publishing business. This includes providing users with access to paid digital content such as web-novels and e-books, where users purchase virtual currency (“Coins”) to redeem for specific content.

Business of GW Reader Sdn. Bhd.

GW Reader operates a digital publishing platform specializing in serialized online fiction for a global audience. Through its proprietary mobile application and website, GW Reader develops, sources, and distributes original and translated content across popular genres such as romance, fantasy, and action. GW Reader uses a “pay-per-chapter” microtransaction model in which users purchase tokens to unlock individual episodes. This model offers readers flexibility while supporting ongoing content creation.

As of the reporting date, Keemo Fashion operates two primary business segments:

1.	Apparel Trading Business – conducted through KEEMO Fashion Group Limited in China.
2.	Digital Publishing Business – conducted through GW Reader Sdn. Bhd. in Malaysia.

Safe Harbor Statement

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “is expected to,” “anticipates,” “aim,” “future,” “intends,” “plans,” “believes,” “are likely to,” “estimates,” “may,” “should” and similar expressions. Such forward-looking statements include, without limitation, the expected benefits of the acquisition of Keemo Fashion and the integration of its business operations. All statements other than statements of historical fact in this Form 8-K are forward-looking statements and involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties. Further information regarding these and other risks is included in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

Item 9.01 Financial Statements and Exhibits.

Item 1: Financial Statements of Businesses Acquired

The audited financial statements of Keemo Fashion Group Limited required by Item 9.01(a) of Form 8-K are filed as exhibits to this Current Report on Form 8-K/A:

Item 3: Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement dated February 17, 2026
10.2	Bond Transfer Agreement dated February 18, 2026
99.1	Audited financial statements of Keemo Fashion Group Limited as of July 31, 2025, and 2024
99.2	Unaudited financial statements of Keemo Fashion Group Limited for five months ended December 31, 2025 and 2024
99.3	Unaudited pro forma condensed combined financial statements of Addentax Group Corp as of years ended March 31, 2025 and 2024, and for nine months ended December 31, 2025 and 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: May 18, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer